Exhibit 99.1

Star Equity Holdings Enters Into Merger Agreement to Acquire Harte Hanks

Transaction Expands Star’s Business Services Platform, Enhances Revenue Diversity, and is Expected to Drive Significant Cost Synergies and Earnings Accretion

Harte Hanks Stockholders to Receive $5.00 per Share, Consisting of Cash and Star Preferred Stock

Old Greenwich, CT – August 14th, 2026: Star Equity Holdings, Inc. (“Star”) (Nasdaq: STRR; STRRP), a diversified holding company, announced today that it has entered into a merger agreement (the “Merger Agreement”) to acquire Harte Hanks, Inc. (the “Merger”) (“Harte Hanks”) (Nasdaq: HHS), a global customer experience and business process outsourcing company (together with Star, the “Companies”). Following the effectiveness of the Merger, Harte Hanks will continue to operate under the Harte Hanks brand, and its operations are expected to be reported within Star’s Business Services division.

The terms of the Merger have been approved by the Boards of Directors of Star and Harte Hanks. Closing is subject to the affirmative vote of Harte Hanks stockholders at a special meeting to be held later this year, the effectiveness of a registration statement on Form S-4 registering the Star preferred stock to be issued as Merger consideration, and other closing conditions. The merger agreement also provides for a 30-day go-shop period during which Harte Hanks may solicit and evaluate alternative acquisition proposals, subject to Star’s customary matching rights and a customary termination fee payable by either party in specified circumstances.

Transaction Benefits

•Scale: Expands Star's current scale; the merged company will have FY 2025 pro-forma annual revenues of approximately $384 million and pro-forma adjusted EBITDA of approximately $30 million after estimated synergies of $10 million.

•Creates Diversified Business Process Outsourcing (“BPO”) Platform: Positions Harte Hanks alongside Star’s Hudson Talent Solutions business within Star’s Business Services division, creating a multi-BPO platform serving blue-chip clients across talent solutions, customer care, marketing, sales, and fulfillment & logistics.

•Synergies: Approximately $10 million of estimated annualized run-rate cost synergies anticipated, including duplicative public-company corporate overhead as well as back-office and operational consolidation.

•Greater Revenue Diversity: Adds a new business to Star’s holding company structure and broadens the combined company’s end-market and client mix.

•Balanced Consideration: Up to 50% of the aggregate consideration will be paid in cash, with the balance, which may exceed 50%, paid in Star 10% Series A Cumulative Perpetual Preferred Stock (“Star Preferred Stock”), (Nasdaq: STRRP). No Star common stock will be issued in the Merger.

•NOL Utilization: The combined company will benefit from Star's $215 million(1) U.S. Federal net operating losses (“NOL”).

•Financing Capacity: Increased ability to finance growth, including acquisitions, by leveraging the combined company’s larger scale, cash flow, and credit profile.

(1) NOL balance as of 12/31/2025.

Transaction Details

•The Merger values Harte Hanks at $5.00 per share of common stock, or approximately $38.4 million of equity value, based on approximately 7.68 million shares of Harte Hanks fully diluted common stock outstanding.

•Up to 50% of the aggregate Merger consideration (approximately $19.2 million) will be paid in cash, with the balance paid in Star Preferred Stock. Harte Hanks stockholders may elect to receive cash or Star Preferred Stock, subject to proration, with aggregate cash payments capped at the above amount and Star Preferred Stock elections uncapped.

•The cash portion of the consideration is expected to be funded with a mix of cash on hand and debt financing. Harte Hanks currently has in place a $25 million credit facility.

•Star will assume Harte Hanks' defined benefit pension plan assets and liabilities at closing.

•Pending Harte Hanks stockholder approval and the satisfaction of closing conditions, the Merger is anticipated to close before year end 2026.

Jeff Eberwein, CEO of Star, said, “We are excited to announce the signing of this merger agreement. Harte Hanks is a business we have followed for years, with a century-long heritage, blue-chip clients, and talented people. Our team has run this playbook before – bring a good operating business inside our holding company structure, remove duplicative public company and corporate costs, and let the operators focus on serving clients and growing the business. We believe that adding Harte Hanks to our Business Services division alongside Hudson Talent Solutions creates a scaled, diversified outsourcing platform, and that the cost savings and increased revenue diversity will generate considerable value to our shareholders over time.”

Mr. Eberwein continued, “Since Star converted to its holding company structure, our goal has been to acquire attractive businesses, either to complement our existing platforms or to establish new growth platforms. The merger with Harte Hanks does both. We intend to move quickly on integration, leveraging Hudson Talent Solutions’ back-office infrastructure to eliminate duplicative operating-company overhead, while Harte Hanks continues to operate under its own brand with its operating teams and client relationships intact from day one.”

Following the completion of the Merger, Star is expected to continue to report four segments: Building Solutions, Business Services, Energy Services, and Investments. The Merger is expected to have minimal impact on clients, employees, or the brand names of any of Harte Hanks’ operating businesses.

A Form 8-K related to the Merger agreement will be filed with the SEC. Interested parties can access this information by visiting the SEC website www.sec.gov or by visiting Star’s website www.starequity.com or Harte Hanks’ website www.hartehanks.com.

NOL Carryforward

As of December 31, 2025, Star had $215 million of usable NOLs in the U.S., which the Company considers to be a very valuable asset for its stockholders. In order to protect the value of the NOL for all stockholders, Star has a rights agreement and charter amendment in place that limit beneficial ownership of Star common stock to 4.99%. Stockholders who wish to own more than 4.99% of Star common stock, or who already own more than 4.99% of Star common stock and wish to buy more, may only acquire additional shares with the Board’s prior written approval. Because the equity portion of the Merger consideration consists of Star Preferred Stock rather than Star common stock, Star does not expect the Merger to result in an “ownership change” under Section 382 of the Internal Revenue Code or to limit the availability of its NOLs.

Advisors

Baker Hostetler LLP is serving as legal advisor to Star. Citizens Capital Markets & Advisory is serving as lead financial advisor and Oaklins DeSilva & Phillips is a financial advisor to Harte Hanks. Baker Botts LLP is serving as legal advisor to Harte Hanks.

About Harte Hanks, Inc.

Harte Hanks, Inc. is a leading global customer experience company whose mission is to partner with clients to provide them with CX strategy, data-driven analytics and actionable insights, combined with seamless program execution. Harte Hanks delivers marketing, customer care, sales, data, fulfillment and logistics solutions that help brands build stronger relationships with their customers.

About Star Equity Holdings, Inc.

Star Equity Holdings, Inc. is a diversified holding company with four divisions: Building Solutions, Business Services, Energy Services, and Investments.

Building Solutions

Our Building Solutions division operates in three businesses: (i) modular building manufacturing; (ii) structural wall panel and wood foundation manufacturing, including building supply distribution operations; and (iii) glue-laminated timber (glulam) column, beam, and truss manufacturing.

Business Services

Our Business Services division provides flexible and scalable recruitment process outsourcing and total talent solutions to a global list of clients through Hudson Talent Solutions, and, following the completion of the Merger, customer experience and business process outsourcing services through Harte Hanks.

Energy Services

Our Energy Services division engages in the rental, sale, and repair of downhole tools used in the oil and gas, geothermal, mining, and water-well industries.

Investments

Our Investments division manages and finances the Company’s real estate assets as well as its investment positions in private and public companies.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of closing; the expected executive officers and directors of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this press release are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Star, Harte Hanks, or the proposed Merger will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Star’s control. Star’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the Merger, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Star and Harte Hanks to consummate the proposed Merger; (iii) risks related to Star’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) risks related to the market price of the Star preferred stock relative to the value suggested by the merger consideration; (vi) unexpected costs, charges or expenses resulting from the Merger; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (viii) risks related to the inability of the combined company to success operate as a combined business; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Star’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC, and in other filings that Star makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Star expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in Star or Harte Hanks.

Participants in the Solicitation

Star, Harte Hanks, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Harte Hanks’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Star is set forth in its Definitive Proxy Statement related to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2026 and certain other documents filed by Star with the SEC, and in subsequent documents filed with the SEC. Information about Harte Hanks’s directors and officers is available in its Definitive Proxy Statement related to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2026, and in subsequent documents filed by Harte Hanks with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a registration statement on Form S-4 (the “Form S-4”) that will contain the Proxy Statement/Prospectus, and other relevant materials, each that will be filed with the SEC and disseminated to Harte Hank’s stockholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Form S-4 and Proxy Statement/Prospectus, are set forth below in the section headed “Additional Information and Where to Find It”.

This press release relates to the proposed Merger involving Star and Harte Hanks and may be deemed to be solicitation material with respect to Harte Hanks’s stockholders in respect of the proposed Merger. In connection with the proposed Merger, Star will file the Form S-4 and Proxy Statement/Prospectus. This press release is not a substitute for the Form S-4, the Proxy Statement/Prospectus or for any other document that Star or Harte Hanks may file with the SEC and or that Harte Hanks may send to its stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF HARTE HANKS ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STAR, HARTE HANKS, THE PROPOSED MERGER AND RELATED MATTERS.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement/Prospectus and other documents filed by Star and Harte Hanks with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Star with the SEC will also be available free of charge on Star’s website at www.starequity.com and copies of the documents filed by Harte Hanks with the SEC will also be available free of charge on Harte Hanks’ website at www.hartehanks.com.

For more information contact:

Investor Relations The Equity Group Lena Cati 212-836-9611 / lcati@theequitygroup.com	Star admin@starequity.com Harte Hanks investorrelations@hartehanks.com